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CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT A

                       INFORMATION REGARDING GILA LIMITED

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                                              PLACE OF          PRINCIPAL
    NAME                ADDRESS             ORGANIZATION        BUSINESS
------------   -------------------------   --------------   ----------------
               West Wind Building
Gila Limited   P.O. Box 1111               Cayman Islands   Passive Holding
               Harbour Drive                                    Company
               George Town, Grand Cayman

               Cayman Islands, B.W.I.
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